Exhibit 10.3

BROKERAGE ACCOUNT PLEDGE AND

SECURITY AGREEMENT

1.       To induce WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”) to enter into or continue one or more factoring or financing agreements, as amended (the “Agreements”) with Naked Brands Group Inc. and Naked Inc. (collectively, the “Client”), and in consideration of benefits to accrue to the undersigned as a result of Wells Fargo’s arrangements with the Client and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as security for: the prompt payment and performance in full of (a) any and all indebtedness and obligations now or hereafter owing to Wells Fargo by the Client, however arising, whether direct or indirect, absolute or contingent, secured or unsecured, and whether under the Agreements, or otherwise; (b) any and all indebtedness and obligations now or hereafter owing to Wells Fargo by the undersigned, however arising, whether direct or indirect, absolute or contingent, secured or unsecured, and whether arising hereunder, under any guaranty of the obligations of any of the Client or otherwise; and (c) any and all costs and expenses (including reasonable attorneys’ fees) incurred by Wells Fargo in enforcing or collecting or attempting to enforce or collect any of the foregoing indebtedness and obligations from the Client, the undersigned, or any obligor of the Client under the Agreements or hereunder or otherwise (which costs and expenses the undersigned hereby agrees to pay on demand) (all of the foregoing being referred to collectively as the “Obligations”), the undersigned hereby pledges, sells, assigns, sets over, grants a security interest in and transfers to Wells Fargo all of its rights, title and interest in and to: Brokerage Account # ####-#### maintained at Wells Fargo Bank, National Association/Wells Fargo Advisors, LLC (“Broker”), together with all investment property, financial assets, security entitlements and all other investments contained in or added or credited to said account, including without limitation, all certificated and uncertificated bonds and other securities, marketable securities, cash, notes and other instruments and property now or hereafter contained in or added or credited to said account, all monies and funds and claims for monies and funds now or hereafter due or payable thereon or in respect thereof, and all proceeds of all of the foregoing, all whether by way of interest, dividend, bonus, redemption, repurchase, reissue or otherwise (which account is herein called the “Collateral Account”), and directs that the same be paid directly to Wells Fargo and to its sole order. The Collateral Account presently contains the investments made on behalf of the undersigned and held by Broker that are listed on Schedule A attached hereto and made a part hereof (all of the investments listed on Schedule A, together with any and all additional, substitute and replacement investments, and any proceeds thereof, are herein referred to as the “Investments”). The undersigned warrants and represents that the aggregate current market value of the Collateral Account is no less than $1,400,000 (the “Minimum Pledged Amount”) and covenants and agrees that during the term of this agreement and so long as the Obligations are outstanding, the fair market value of the Collateral Account will at all times equal or exceed the Minimum Pledged Amount.

2.       Notwithstanding anything to the contrary contained herein, and until such time as Wells Fargo notifies the undersigned in writing to the contrary or the value of the Collateral Account is less than the Minimum Pledged Amount, the undersigned may continue to trade the investments contained in the Collateral Account; provided, however, the undersigned may not at any time remove Investments contained in the Collateral Account or the proceeds thereof from said account unless Wells Fargo consents thereto in writing. Should the fair market value of the Collateral Account fall below the Minimum Pledged Amount the undersigned shall immediately invest additional funds in the Collateral Account so that the value thereof shall be at least equal to the Minimum Pledged Amount. Further, the undersigned agrees that any replacement investments or additional investments contained in the Collateral Account at any time after the date hereof, shall be deemed to be an Investment hereunder, subject to the pledge and security interest contained herein and all of the terms and conditions of this agreement.

3.       The undersigned represents and warrants that the undersigned lawfully possesses and owns all of the Collateral Account and/or Investments in all respects; that except for the security interest granted herein, the Collateral Account and/or Investments are free from and will be kept free from all liens, security interests, claims and encumbrances whatsoever; that the undersigned has not made any prior assignments or transfers of said Collateral Account and/or Investments or any of the proceeds thereof; that the undersigned will not further sell, transfer or assign the Collateral Account and/or Investments or any of the proceeds thereof; that the Collateral Account and/or Investments are not subject to assessment; that the undersigned has not withdrawn all or any part thereof and that there is no pending application for the withdrawal of all or any part thereof. Further, the undersigned represents and warrants that the Collateral Account is not and shall not at any time be a margin account. The undersigned will defend at its own cost any action, proceeding or claim affecting the Collateral Account and/or Investments or Wells Fargo’s security interest therein or reimburse the Collateral Agent for all costs and expenses incurred by the Collateral Agent in defending any such action, proceedings or claim.

4.       The undersigned hereby irrevocably authorizes and empowers Wells Fargo, at any time after the occurrence of an Event of Default (as defined below) and from time to time, to demand and to receive any monies or funds due or to become due by reason of said Collateral Account and/or Investments and to receipt for any sums received therefrom, and the undersigned hereby irrevocably constitutes and appoints any officer of Wells Fargo as the attorney for the undersigned to transfer said Collateral Account and/or the Investments on the books of the holder or depository of same, to apply for withdrawal, repurchase or redemption of all or any part thereof, and to execute, either in its own name or in the name of the undersigned, any or all instruments or documents required or necessary for the withdrawal or receipt of funds therefrom and to fill in any blanks required to complete same. The undersigned agrees to execute and deliver to Wells Fargo any further documents or papers necessary to carry out the intent and purpose of this pledge and security agreement, including without limitation, all necessary stock and/or bond powers. The undersigned hereby authorizes Wells Fargo to file financing statements with respect to the Collateral Account.

5.       (i) In the event that any Obligations are not paid or performed promptly when due, or (ii) in the event of a breach of any warranty, representation or covenant contained herein, including without limitation Client’s covenant and agreement to maintain the fair market value of the Collateral Account at no less than the Minimum Pledged Amount, or under any guaranty of the obligations of the Client, or in any other agreement between Wells Fargo and the undersigned, or (iii) in the event of a breach by the Client of any covenant, warranty or representation contained in, or the occurrence and continuation of any event otherwise constituting a default under, the Agreements or any other agreement between Wells Fargo and the Client, or (iv) upon five (5) days prior notice in the event that Wells Fargo or any Lender may deem itself insecure (any of the foregoing, an “Event of Default”), the undersigned shall be in default hereunder.

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6.       Upon the occurrence of any Event of Default, Wells Fargo may, without demand of performance, advertisement or notice of intention to sell, or of the time or place of sale, and without notice to redeem, or other notice or demand whatsoever to or upon the undersigned (all and each which demands, advertisements and/or notices are hereby expressly waived), forthwith or at any time or times thereafter, transfer to and/or register in Wells Fargo’s name, or the name of its nominee, the Collateral Account and/or all or any of the Investments contained therein and/or collect, receive, appropriate and realize upon the Collateral Account and/or the Investments contained therein. In addition, after giving no less than five (5) business days notice to the undersigned, and also without any of the aforesaid demands, advertisements and/or notices, upon the occurrence of any Event of Default, Wells Fargo may sell, assign, transfer and deliver the whole or any part of the Collateral Account and any Investments contained therein, then held by Wells Fargo under this agreement or subject to this agreement in one or more parcels, at public or private sale or sales, at any Exchange Broker’s Board, at Wells Fargo’s office or elsewhere, on such terms and conditions, and at such prices as Wells Fargo may deem advisable, for cash, upon credit, or for future delivery, with the right on Wells Fargo’s part to become the purchaser thereof at any such sale or sales, free and clear of any right or equity or redemption (which right or equity is hereby expressly waived and released). If any notice of sale, disposition, or other intended action by Wells Fargo is required by law, then five (5) days notice shall constitute reasonable notice. Net proceeds of any such disposition as aforesaid, after deducting all costs shall be applied to the payment in whole or in part, of any of the Obligations, whether matured or unmatured, fixed or contingent. The application as to particular Obligations shall be in Wells Fargo’s sole discretion. The undersigned shall remain liable for any of its Obligations in excess of the amount so applied. The enumeration of the foregoing rights is not intended to be exhaustive, but in addition to any other rights or remedies which Wells Fargo may have at law or equity.

7.       The undersigned agrees that Wells Fargo shall have the right, from time to time and any time, without notice to or consent of the undersigned, to accept and release security, grant extensions and consent to subordinations and compromises with respect to Obligations, all without affecting in any manner the obligations of the undersigned hereunder, which may be enforced before or after proceeding against the Client or any other party or against any other security granted to Wells Fargo.

8.       Waiver of any default shall not be a waiver of any other default. Wells Fargo’s rights are cumulative and not alternative. No waiver or change in this agreement shall bind Wells Fargo unless in writing signed by one of its officers. The undersigned waives all exemptions. Any provision hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. NOTWITHSTANDING THE PLACE OF EXECUTION HEREOF, THE UNDERSIGNED AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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9.       The pledge provided for herein shall be in addition to, and shall not be deemed to effect, modify or limit any other rights, collateral, agreements or security which Wells Fargo may now or hereafter hold, whether granted or given by the undersigned, the Client, or any other party.

10.       TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN THE PARTIES HERETO. EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK COUNTY FOR THE RESOLUTION OF ALL DISPUTES OR CONTROVERSIES WHICH MAY ARISE HEREUNDER OR IN CONNECTION HEREWITH.

11.       This agreement shall inure to the benefit of Wells Fargo and its successors and assigns and shall be binding upon the undersigned and its heirs, executors, administrators, successors and assigns.

[signatures on next page]

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IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of June, 2016.

/s/ Carole Hochman
Name:	Carole Hochman
(a/k/a Carole S. Hochman)
Address:	##########

ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Robert Ostrowe

Name: Robert Ostrowe

Title: Senior Vice President

[signature page to Brokerage Account Pledge and Security Agreement]

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